Exhibit 10.1
THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment to Credit Agreement,” or this “Amendment”) is dated as of December 6, 2018, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company (“Borrower”), VANGUARD NATURAL RESOURCES, INC., a Delaware corporation, as Parent, and CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”), and the financial institutions executing this Amendment as Lenders.
R E C I T A L S
A.Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of August 1, 2017, as amended by a Limited Waiver and First Amendment to Fourth Amended and Restated Credit Agreement dated as of January 9, 2018, and as amended by a Second Amendment to Credit Agreement dated as of July 5, 2018 (as further amended, modified, and supplemented and in effect prior to the date hereof collectively, the “Original Credit Agreement”).
B.    The parties desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
“Credit Agreement” means the Original Credit Agreement, as amended hereby and as further amended, modified or supplemented or in effect from time to time after the date hereof.
“Third Amendment Effective Date” means the date when the conditions set forth in Section 2 of this Amendment have been complied with to the satisfaction of the Administrative Agent, unless waived in writing by the Administrative Agent.
2.    Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Third Amendment Effective Date):
(a)    Third Amendment to Credit Agreement. Administrative Agent shall have received duly executed counterparts of this Amendment from Borrower and Lenders to the Original Credit Agreement constituting the Required Revolving Credit Lenders.

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(b)    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.
(c)    Representations and Warranties. All representations and warranties contained herein or otherwise made in writing in connection herewith shall be true and correct in all material respects and as of the Third Amendment Effective Date except to the extent (i) that any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Third Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, in which case such representation and warranty (as so qualified) shall continue to be true and correct in all respects.
(d)    No Default. No Default or Event of Default has occurred and is continuing or will occur as a result of this Agreement.
3.    Amendments to Original Credit Agreement. On the Third Amendment Effective Date, Section 9.14(i)(iii) of the Original Credit Agreement shall be amended to read in its entirety as follows:
(iii)    the fair market value of any Oil and Gas Property sold in any single such Disposition that is consummated on or after May 1, 2019, shall not exceed $25,000,000, and the aggregate fair market value of all Oil and Gas Properties sold in all such Dispositions that are consummated on or after May 1, 2019, between any two consecutive Scheduled Redeterminations shall not exceed $75,000,000, it being understood that all Dispositions consummated between the Third Amendment Effective Date and May 1, 2019, shall not be subject to this clause (iii), and
4.    Certain Representations. Borrower represents and warrants that, as of the Third Amendment Effective Date: (a) Borrower has full power and authority to execute this Amendment and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date except to the extent (i) that any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Third Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, in which case such representation and warranty (as so qualified) shall continue to be true and correct in all respects.
5.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

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6.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. This Amendment is a Loan Document and any breach of any representations, warranties and covenants under this Amendment shall be subject to Section 10.01 of the Original Credit Agreement.
7.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.
8.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Security Instruments that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
10.    Incorporation of Certain Provisions by Reference. The provisions of Section 12.10 of the Original Credit Agreement captioned “Governing Law,” Section 12.11 of the Original Credit Agreement captioned “Submission to Jurisdiction”, Section 12.12 of the Original Credit Agreement captioned “Waiver of Venue”, Section 12.13 of the Original Credit Agreement captioned “Service of Process”, and Section 12.14 of the Original Credit Agreement captioned “WAIVER OF JURY TRIAL” are incorporated herein by reference for all purposes.
11.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.
LOAN PARTIES

VANGUARD NATURAL GAS, LLC

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

VANGUARD NATURAL RESOURCES, INC.

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

VANGUARD OPERATING, LLC

By:	Vanguard Natural Gas, LLC,
Its Sole Member

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

ENCORE CLEAR FORK PIPELINE LLC

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
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EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.

By:	EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.,
Its general partner

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By:	EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.,
Its general partner

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

EAGLE ROCK ENERGY ACQUISITION CO., INC.

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

EAGLE ROCK ENERGY ACQUISITION CO. II, INC.

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
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EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

ESCAMBIA ASSET CO. LLC

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

ESCAMBIA OPERATING CO. LLC

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

VNR HOLDINGS, LLC

By:	Vanguard Natural Gas, LLC,
Its Sole Member

By:    /s/ Ryan Midgett
Name: Ryan Midgett
Title: Chief Financial Officer

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
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ADMINISTRATIVE AGENT

CITIBANK, N.A.,
as Administrative Agent

By:    /s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
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LENDERS

___________________________________

By:
Name: _____________________________
Title: _____________________________

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
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